DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
   We are pleased to report the performance for Dreyfus Institutional Short Term Treasury Fund for the six-month period ended March 31, 1998 as shown in the following table:

                                                                  Income Dividends Per             Annualized
                                        Total Return*             Share (Approximate)      Distribution Rate Per Share**
                                        ___________             _____________________     ___________________________
Institutional Shares                        2.96%                        $.058                       5.87%
Investor Shares                             2.84%                        $.056                       5.63%

THE ECONOMY
    The United States economy appears to be well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
    The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, helping further to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market, and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Fed because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Yet inflation has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross Domestic Product Price Deflator, has grown at the 1.4% level for the last two quarters of last year. The Producer Price Index actually declined over the reporting period.
    Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Federal Reserve), hiked the Federal Funds rate by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending since international bond investors have sought the safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.
    So far, the economy has remained remarkably robust and inflation-free. We are sensitive to the longevity of this extraordinary economic advance and are alert to evidence of a potential reversal in direction or an upsurge in inflation.

MARKET ENVIRONMENT
    The Treasury market can be viewed in two ways: the first is supply, and the second is the Fed's policy direction. The supply of Treasuries has decreased at a higher than expected pace. This would have driven the price of Treasuries higher which, in turn, would keep rates low. However, the Fed has indicated that any change in rates would be higher. This expectation of an interest rate hike has kept the price of Treasuries from rising any further.
    At the time of this letter, considering the current Asian situation, we believe the Fed will not tighten interest rates. Instead, we feel that the Fed may leave rates unchanged for some time to come. This in turn should cause the shorter maturity Treasuries to remain in a tight trading range, not moving very far from current levels.

PORTFOLIO OVERVIEW
    We have positioned the Fund with what we would consider a neutral to slightly bullish stance in the Fund's duration, which was 1.82 years at the end of the reporting period. Duration is a measure of volatility - it helps determine how much bonds will rise or fall in price when interest rates change. The Fund's duration reaffirms our stance that the Fed is less likely to tighten than is currently priced into the market.
    This Fund, to the minimal degree that it can, has emphasized a curve flattening bias throughout the reporting period. This is accomplished by utilizing a "barbell" approach, where most of the portfolio is concentrated around two separate maturity levels. For the Fund, we have focused on two-year and three-year Treasury notes. This has worked out well as the curve has flattened, and three-year Treasury notes have performed well.
    Part of the reason three year Treasury notes have performed well is that the part of the Treasuries' debt reduction plan was to discontinue their issuance. We believe they should continue to trade well, but over time they should perform like other Treasuries that were discontinued; strong at first, then weaker because of liquidity reasons.
    We appreciate your participation in the Fund and look forward to continuing to serve your investment needs.
                          Very truly yours,

                      [Gerald E. Thunelius signature logo]

                          Gerald E. Thunelius
                          Portfolio Manager
April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF INVESTMENTS                                                               MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
U.S. Treasury Notes-93.9%                                                                            Amount          Value
                                                                                                 ______________  ____________
  5.625%, 12/31/1999........................................................                      $  88,000,000  $ 88,069,520
  8.50%, 11/15/2000.........................................................                         15,000,000    16,034,100
  5.375%, 2/15/2001.........................................................                         15,000,000    14,910,450
                                                                                                                _____________
TOTAL U.S. TREASURY NOTES
  (cost $119,254,495).......................................................                                     $119,014,070
                                                                                                                =============
Short-Term Investments-4.7%
Repurchase Agreements;
Aubrey G. Lanston & Co., 5.75%
  dated 3/31/1998, due 4/1/1998 in the amount of $5,891,941
  (fully collateralized by $5,982,000 U.S. Treasury Notes, 4.75%,
  9/30/1998, value $5,959,568)
  (cost $5,891,000).........................................................                      $    5,891,000  $  5,891,000
                                                                                                                =============
TOTAL INVESTMENTS
  (cost $125,145,495).......................................................                              98.6%  $124,905,070
                                                                                                         ======  ============
CASH AND RECEIVABLES (NET)..................................................                               1.4%  $  1,827,149
                                                                                                         ======  ============
NET ASSETS..................................................................                             100.0%  $126,732,219
                                                                                                         ======  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES                                                             MARCH 31, 1998 (UNAUDITED)

                                                                                                       Cost             Value
                                                                                                  _____________     _____________
ASSETS:                          Investments in securities-See Statement of
                                         Investments-Note 1(b)..............                       $125,145,495      $124,905,070
                                 Cash.......................................                                              126,047
                                 Interest receivable........................                                            1,827,998
                                 Receivable for shares of Beneficial Interest                                              21,909
                                 subscribed.................................                                         ____________
                                                                                                                      126,881,024
                                                                                                                    _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             22,062
                                 Due to Distributor.........................                                                5,207
                                 Payable for shares of Beneficial Interest                                                121,536
                                 redeemed...................................
                                                                                                                    _____________
                                                                                                                          148,805
                                                                                                                    _____________
NET ASSETS..................................................................                                         $126,732,219
                                                                                                                    =============
REPRESENTED BY:                  Paid-in capital............................                                         $130,105,868
                                 Accumulated net realized gain (loss)
                                 on investments.............................                                           (3,133,224)
                                 Accumulated gross unrealized
                                 (depreciation) on investments..............                                             (240,425)
                                                                                                                     _____________
                                                                                                                     $126,732,219
NET ASSETS..................................................................                                         =============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                                                  Institutional       Investor
                                                                                                      Shares           Shares
                                                                                                 ______________      ____________
Net Assets..................................................................                       $101,988,464     $  24,743,755
Shares Outstanding..........................................................                         51,571,122        12,431,313
NET ASSET VALUE PER SHARE...................................................                              $1.98             $1.99
                                                                                                          =====             =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $4,578,827
EXPENSES:                        Management fee-Note 3(a)...................                   $   150,732
                                 Distribution fees (Investor Shares)-
                                       Note 3(b)............................                       43,989
                                 Loan commitment fees-Note 2...............                        1,572
                                                                                                 ___________
                                       Total Expenses.......................                                            196,293
                                                                                                                    ___________
INVESTMENT INCOME-NET.......................................................                                          4,382,534
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $   413,397
                                 Net unrealized appreciation (depreciation)
                                       on investments.......................                      (383,307)
                                                                                                ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                             30,090
                                                                                                                       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $4,412,624
                                                                                                                     ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                            Six Months Ended
                                                                              March 31, 1998                   Year Ended
                                                                                (Unaudited)                    September 30, 1997*
                                                                             ________________                  __________________
OPERATIONS:
    Investment income-net.................................................    $     4,382,534                        $8,870,115
    Net realized gain (loss) on investments...............................            413,397                          (311,069)
    Net unrealized appreciation (depreciation) on investments.............           (383,307)                          272,387
                                                                               ______________                         ____________
          Net Increase (Decrease) in Net Assets Resulting from
                   Operations.............................................          4,412,624                         8,831,433
                                                                               ______________                         ___________

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Institutional Shares................................................         (3,392,662)                       (7,804,323)
      Investor Shares.....................................................           (989,872)                       (1,065,792)
                                                                               ______________                        ____________
          Total Dividends.................................................         (4,382,534)                       (8,870,115)
                                                                               ______________                        _____________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Institutional Shares................................................         18,003,032                         60,840,986
      Investor Shares.....................................................         19,014,203                         36,151,101
    Dividends reinvested:
      Institutional Shares................................................          2,320,793                          5,040,848
      Investor Shares.....................................................            831,876                            946,148
    Cost of shares redeemed:
      Institutional Shares................................................        (36,436,387)                      (117,988,964)
      Investor Shares.....................................................        (30,429,355)                       (26,333,284)
                                                                               ______________                        ____________
          Increase (Decrease) in Net Assets from
              Beneficial Interest Transactions............................        (26,695,838)                      (41,343,165)
                                                                               ______________                        ____________
            Total Increase (Decrease) in Net Assets.......................        (26,665,748)                       (41,381,847)
NET ASSETS:
    Beginning of Period...................................................        153,397,967                        194,779,814
                                                                               ______________                       _____________
    End of Period.........................................................      $ 126,732,219                       $153,397,967
                                                                               ==============                      ==============
                                                                                    Shares                             Shares
                                                                               ______________                      ______________
CAPITAL SHARE TRANSACTIONS:
    Institutional Shares
    ___________________
    Shares sold...........................................................          9,080,170                         30,764,445
    Shares issued for dividends reinvested................................          1,171,083                          2,545,900
    Shares redeemed.......................................................        (18,349,729)                       (59,534,619)
                                                                               ______________                      ______________
          Net Increase (Decrease) in Shares Outstanding...................         (8,098,476)                       (26,224,274)
                                                                               ==============                      ===============
    Investor Shares
    _______________
    Shares sold...........................................................          9,550,026                         18,164,991
    Shares issued for dividends reinvested................................            417,689                            475,461
    Shares redeemed.......................................................        (15,252,526)                       (13,222,748)
                                                                               ______________                      ______________
          Net Increase (Decrease) in Shares Outstanding...................         (5,284,811)                         5,417,704
                                                                               ==============                      ===============
*Effective February 2, 1997, Class A shares were redesignated as
Institutional Shares and Class B shares were redesignated
as Investor Shares.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Institutional Shares
                                                               ______________________________________________________
                                                                Six Months Ended
                                                                 March 31, 1998          Year Ended September 30,
                                                                                  ____________________________________
PER SHARE DATA:                                                   (Unaudited)      1997(1)      1996      1995      1994(2)
                                                               ________________   _______    _______    _______    _______
    Net asset value, beginning of period.........                   $  1.98       $  1.98    $  1.99    $  1.96    $  2.00
                                                                    _______       _______    _______    _______    _______
    Investment Operations:
    Investment income-net........................                       .06           .12        .13        .13        .10
    Net realized and unrealized gain (loss)
      on investments.............................                        -             -        (.01)       .03       (.04)
                                                                    _______       _______    _______    _______    _______
    Total from Investment Operations.............                       .06           .12        .12        .16        .06
                                                                    _______       _______    _______    _______    _______
    Distributions:
    Dividends from investment income-net.........                      (.06)         (.12)      (.13)      (.13)      (.10)
                                                                    _______       _______    _______    _______    _______
    Net asset value, end of period...............                   $  1.98       $  1.98    $  1.98    $  1.99    $  1.96
                                                                    =======       =======    =======    =======    =======
TOTAL INVESTMENT RETURN..........................                      5.94%(3)      6.23%      6.03%      8.45%      3.08%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                       .20%(3)       .20%       .20%       .20%       .20%(3)
    Ratio of net investment income
      to average net assets......................                      5.87%(3)      6.04%      6.40%      6.48%      5.41%(3)
    Portfolio Turnover Rate......................                    459.90%(4)    952.81%    694.24%  1,926.32%  4,125.54%(4)
    Net Assets, end of period (000's Omitted)....                  $101,988      $118,102   $170,290   $160,748    $90,421
(1)    Effective February 2, 1997, Class A shares were redesignated as Institutional Shares.
(2)    From October 29, 1993 (commencement of operations) to September 30, 1994.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Investor Shares
                                                               ______________________________________________________
                                                                Six Months Ended
                                                                 March 31, 1998          Year Ended September 30,
                                                                                  ____________________________________
PER SHARE DATA:                                                   (Unaudited)      1997(1)      1996      1995      1994(2)
                                                               ________________   _______    _______    _______    _______
    Net asset value, beginning of period.........                   $  1.99       $  1.99    $  2.00    $  1.97    $  2.00
                                                                    _______       _______    _______    _______    _______
    Investment Operations:
    Investment income-net........................                       .06           .12        .12        .13        .09
    Net realized and unrealized gain (loss)
      on investments.............................                         -             -       (.01)       .03       (.03)
                                                                    _______       _______    _______    _______    _______
    Total from Investment Operations.............                       .06           .12        .11        .16        .06
                                                                    _______       _______    _______    _______    _______
    Distributions:
    Dividends from investment income-net.........                      (.06)         (.12)      (.12)      (.13)      (.09)
                                                                    _______       _______    _______    _______    _______
    Net asset value, end of period...............                   $  1.99       $  1.99    $  1.99    $  2.00    $  1.97
                                                                    =======       =======    =======    =======    =======
TOTAL INVESTMENT RETURN..........................                      5.70%(3)      5.97%      5.76%      8.17%      3.39%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                       .45%(3)       .45%       .45%       .45%       .45%(3)
    Ratio of net investment income
      to average net assets......................                      5.63%(3)      5.83%      6.13%      6.35%      5.01%(3)
    Portfolio Turnover Rate......................                    459.90%(4)    952.81%    694.24%  1,926.32%  4,125.54%(4)
    Net Assets, end of period (000's Omitted)....                   $24,744       $35,296    $24,490     $5,964    $23,147
(1)    Effective February 2, 1997, Class B shares were redesignated as Investor Shares.
(2)    From October 29, 1993 (commencement of operations) to September 30, 1994.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Institutional Short Term Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $2,832,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through September 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $728,000 of the carryover expires in fiscal 2003, $49,000 expires in fiscal 2004 and $2,055,000 expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Investor Shares, Rule 12b-1 Service Plan expenses.
    The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.
    The Manager compensates Mellon under a custody agreement to provide custodial services for the Fund.
    (b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund's Investor Shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund's Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended March 31, 1998, the Fund was charged $43,989 for Investor Shares pursuant to the Plan.
    (c) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998, amounted to $661,032,233 and $691,347,349, respectively.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS INSTITUTIONAL
SHORT TERM TREASURY FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A..
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                        721/680SA983
Registration Mark
[Dreyfus logo]
Institutional
Short Term
Treasury Fund
Semi-Annual
Report
March 31, 1998